                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) DECEMBER 16, 1999


                               BEST BUY CO., INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                 (State or other jurisdiction of incorporation)



              1-9595                                    41-0907483
     (Commission File Number)              (IRS Employer Identification Number)



       7075 FLYING CLOUD DRIVE                                   55344
       EDEN PRAIRIE, MINNESOTA                              (Zip Code)
(Address of principal executive offices)


        Registrant's telephone number, including area code: 612/947-2000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On December 16, 1999, Best Buy Co., Inc. and Microsoft Corporation announced their plans for a comprehensive strategic alliance that encompasses broadband, narrowband, in-store and online efforts. The parties signed a letter of intent that provides for significant joint marketing in Best Buy's retail stores, online and through print/broadcast vehicles, profit sharing, the promotion of Best Buy.com (a wholly owned subsidiary of Best Buy Co., Inc.) to the 40 million users throughout Microsoft Corporation's properties, and technology assistance.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

c)  Exhibits

The following is filed as an Exhibit to this Report.

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                 Exhibit No.              Description of Exhibit
                 -----------              ----------------------
                 99                       Press Release issued December 16, 1999

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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BEST BUY CO., INC.
                                         (Registrant)


Date:  December 20, 1999                  By:   /s/ Allen U. Lenzmeier
                                             -----------------------------------
                                          Name:   Allen U. Lenzmeier
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer